MANAGERS FUNDS

MANAGERS SPECIAL EQUITY FUND

Supplement dated October 31, 2007 to the

Prospectus and Statement of Additional Information dated May 1, 2007

The following information supplements and supersedes any information to the contrary relating to the Managers Special Equity Fund (the “Fund”), a series of Managers Funds (the “Trust”), contained in the Fund’s Prospectus and Statement of Additional Information dated May 1, 2007, regarding Veredus Asset Management LLC (“VAM”), a subadvisor to the Fund.

VAM has informed the Fund that, as of October 17, 2007, RFS Holdings B.V. (“RFS”), a consortium of three publicly held banks consisting of Fortis SA/NV and Fortis N.V. (together, Fortis), The Royal Bank of Scotland Group plc and an affiliate of Banco Santander, S.A., acquired ABN AMRO Holding N.V. (“ABN AMRO”) through a tender offer. ABN AMRO is the ultimate parent company of ABN AMRO Asset Management, which owns 50% of VAM. VAM does not expect the acquisition of ABN AMRO to affect its personnel, operations, or the level of services it provides to the Fund. VAM expects RFS to announce additional information after RFS completes a review of ABN AMRO’s businesses. The Board of Trustees of the Fund, at a meeting held on October 16, 2007, approved the continuation of the existing subadvisory agreement between Managers Investment Group LLC and VAM with respect to the Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE